UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 3, 2008
Date of Report
(Date of earliest event reported)

FORTUNA GAMING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50389	98-0389183
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Suite 100 - 9375 E. Shea Blvd.
Scottsdale, AZ 85260
(Address of principal executive offices) (Zip Code)

(480) 214-9588
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2008, Richard Ritter v. Raffay resigned from all his positions with Fortuna Gaming Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2008	By:	/s/ Alan B. Miller
Alan B. Miller
Director